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               MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
                 MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
              MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND MFS(R) INSTITUTIONAL CORE PLUS FIXED INCOME FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND
                 MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

               Supplement to the November 1, 1996 Prospectus


         The minimum intial investment is generally $3 million per investor (generally $1,000,000 in the case of purchases by bank trust departments for their clients).

             The date of this Supplement is December 17, 1996.